Morgan Stanley Institutional Fund, Inc.

U.S. Focus Real Estate Portfolio

Summary Prospectus   |   September 13, 2021

Share Class and Ticker Symbols
Fund	Class I	Class A	Class C	Class IS
U.S. Focus Real Estate Portfolio	MAAWX	MAAYX	MABBX	MABCX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at https://www.morganstanley.com/im/MSIFUSFocusRealEstate. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated September 13, 2021 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The U.S. Focus Real Estate Portfolio (the “Fund”) seeks to provide current income and long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 14 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

U.S. Focus Real Estate Portfolio (Con’t)

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.70%	0.70%	0.70%	0.70%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[3]	0.51%	0.56%	0.56%	0.42%
Total Annual Fund Operating Expenses[4]	1.21%	1.51%	2.26%	1.12%
Fee Waiver and/or Expense Reimbursement[4]	0.31%	0.26%	0.26%	0.27%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.90%	1.25%	2.00%	0.85%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years
Class I	$ 92	$ 353
Class A	$ 646	$ 953
Class C	$ 303	$ 681
Class IS	$ 87	$ 329

If You HELD Your Shares
	1 Year	3 Years
Class I	$ 92	$ 353
Class A	$ 646	$ 953
Class C	$ 203	$ 681
Class IS	$ 87	$ 329
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	Other Expenses have been estimated for the current fiscal year.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I, 1.25% for Class A, 2.00% for Class C and 0.85% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this prospectus or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Fund.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

U.S. Focus Real Estate Portfolio (Con’t)

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in securities of companies in the U.S. real estate industry, including U.S. real estate investment trusts (“REITs”), U.S. real estate operating companies (“REOCs”) and U.S. companies with substantial real estate-related holdings and/or services related to the real estate industry, including, but not limited to, leasing, real estate management, brokers, and building products. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days’ notice in writing of any changes. The Fund has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its total assets in the real estate industry. The Fund may invest in equity securities, including common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase equity securities, depositary receipts including American Depositary Receipts (“ADRs”), shares of investment companies, limited partnership interests and other specialty securities having equity features.

A company is considered to be in the U.S. real estate industry if it meets the following test: (1) it is considered to be from the United States if (i) its securities are traded on a recognized stock exchange in the United States; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues or profits from either goods produced, sales made or services performed in the United States; (iii) it is organized or has a principal office in the United States; or (iv) has at least 50% of its assets in the United States; and (2) it is considered to be in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, operation, development, construction, management, financing, leasing or sale of residential, commercial or industrial real estate and land or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate and land.

The Adviser actively manages the Fund using a disciplined, bottom-up, fundamentally-driven investment methodology. The Fund will invest in those securities for which the Adviser determines to have the best forward total return potential based upon relative valuation. The Adviser will assess real estate specific factors, broader equity factors, as well as environmental, social and governance factors (also referred to as ESG) in its fundamental analysis in order to calculate appropriate valuation metrics. Top-down considerations are incorporated into the portfolio construction process, and the Adviser seeks to achieve exposure across sectors and integrate forecasted fundamental inflections and macroeconomic considerations, among other factors. The Adviser actively selects positions in a limited number of equity securities. The Adviser generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.

The Fund may invest without limit in all types of REITs, including timber REITs, tower REITs and other REITs. The Fund also may invest in exchange-traded funds (“ETFs”).

The Adviser may consider information about ESG issues in its bottom-up stock selection process when making investment decisions. The Adviser may engage with company management regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs and REOCs. Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

•	Real Estate Investing. Companies in the real estate industry (and, therefore, because of its investment in such companies, the Fund) will experience risks similar to the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values and the real estate market may also be greatly affected by demographic trends, such as population shifts or changing tastes and values, and government actions. Real estate companies may also be affected by changing interest rates and

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

U.S. Focus Real Estate Portfolio (Con’t)

credit quality requirements. By concentrating its investments in the real estate industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting companies operating within such industry.

•	Non-Diversification. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment may cause the Fund’s overall value to decline to a greater degree than a diversified portfolio.

•	Exchange-Traded Funds. Shares of exchange-traded funds (“ETFs”) have many of the same risks as direct investments in common stocks or bonds and their market value may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. As a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses while continuing to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will, in effect, be absorbing duplicate levels of fees. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund will be available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Fund is managed by the Global Listed Real Assets team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Laurel Durkay	Managing Director	Since Inception

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

U.S. Focus Real Estate Portfolio (Con’t)

net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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© 2021 Morgan Stanley.

SU-MSIF-60 9/21